UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2011, we, through, G&E HC REIT II Jersey City MOB, LLC, G&E HC REIT II Bryant MOB, LLC, G&E HC REIT II Benton Home Health MOB, LLC and G&E HC REIT II Benton Medical Plaza I & II MOB, LLC, which are all wholly owned subsidiaries of G&E HC REIT II Milestone MOB Portfolio, LLC, our wholly owned subsidiary, entered into four separate purchase and sale agreements, or the Initial Milestone Purchase Agreements, with Jersey City Medical Complex, LLC, Bryant MOB Medical Complex, LLC, Home Health Medical Complex, LLC and Medical Park Place Medical Complex, LLC, respectively, all of which are unaffiliated third parties and are collectively referred to as the Sellers, for the initial purchase of four real properties for an aggregate purchase price of approximately $44,050,000, plus closing costs. The four properties being purchased pursuant to the Initial Milestone Purchase Agreements will be part of a seven-building property portfolio that we intend to purchase, or the Milestone MOB Portfolio, as further discussed below, which has a total aggregate purchase price of approximately $81,325,000, plus closing costs.

The Milestone MOB Portfolio consists of seven separate properties: Jersey City Medical Office Building, located in Jersey City, New Jersey, or the Jersey City property; Bryant Medical Office Building, located in Bryant, Arkansas, or the Bryant property; Benton Home Health Medical Office Building, located in Benton, Arkansas, or the Benton Home Health property; Benton Medical Plaza I & II Medical Office Buildings, located in Benton, Arkansas, or the Benton Medical Plaza property; Hudson Medical Office Building, located in Hudson, New York, or the Hudson property; Cornwall Medical Office Building, located in Cornwall, New York, or the Cornwall property; and Burien Medical Office Building, located in Burien, Washington, or the Burien property. We intend to purchase the seven properties comprising the Milestone MOB Portfolio in multiple closings. Initially, we intend to complete the purchase of the Jersey City, Bryant, Benton Home Health and Benton Medical Plaza properties, or the Initial Milestone Properties, pursuant to terms of the Initial Milestone Purchase Agreements, as discussed below. We have not entered into purchase and sale agreements with respect to the Hudson, Cornwall and Burien properties, however, it is presently contemplated that we will enter into purchase and sale agreements and complete the purchase of the Hudson, Cornwall and Burien properties on a date that is 15 days following the receipt of lender approval on loan assumptions for each of the Hudson, Cornwall and Burien properties; however, we can provide no assurance that such loan assumptions will be approved by the respective lenders for all or any of the three properties.

The material terms of the Initial Milestone Purchase Agreements, which have substantially similar terms, provide for: (i) a due diligence period for the Initial Milestone Properties commencing on April 20, 2011, or the effective date, and expiring on April 29, 2011; (ii) an initial deposit for the Initial Milestone Properties of approximately $549,000 that was due on the effective date and an additional deposit of approximately $275,000 due one day following the end of the due diligence period, which are non-refundable after the expiration of the due diligence period, except in limited circumstances, and have been allocated amongst the Initial Milestone Properties in the following amounts: (a) an initial deposit of approximately $358,000 and an additional deposit of approximately $179,000 for the Jersey City property; (b) an initial deposit of approximately $60,000 and an additional deposit of approximately $30,000 for the Bryant property; (c) an initial deposit of approximately $20,000 and an additional deposit of approximately $10,000 for the Benton Home Health property; and (d) an initial deposit of approximately $111,000 and an additional deposit of approximately $56,000 for the Benton Medical Plaza property; (iii) a closing date for the Initial Milestone Properties to occur on May 13, 2011 or such other date as shall be mutually agreed to between us and the Sellers; provided however, that we may extend the closing from May 13, 2011 to May 27, 2011 by delivering to the Sellers a written notice of such extension not less than three days prior to May 13, 2011 and our payment of an extension fee, which shall be deemed a part of the deposit for each of the closing dates for the Initial Milestone Properties that we extend and that have been allocated as follows: (a) $163,000 for the Jersey City property; (b) $27,000 for the Bryant property; (c) $9,000 for the Benton Home Health property; and (d) 56,000 for the Benton Medical Plaza property; and (iv) an early termination provision whereby we can terminate each of the purchase agreements of the Initial Milestone Purchase Agreements at any time on or before the expiration of the due diligence period by providing written notice to the Sellers. The Initial Milestone Purchase Agreements also contain additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. The purchase prices of the Initial Milestone Properties are as follows: (a) $28,680,000 for the Jersey City property; (b) $4,935,000 for the Bryant property; (c) $1,610,000 for the Benton Home Health property; and (d) $8,825,000 for the Benton Medical Plaza property.

We intend to finance the purchase of the Initial Milestone Properties using a combination of debt financing and funds raised through our initial public offering. We anticipate paying an acquisition fee of approximately $1,211,000, or $2.75% of the aggregate purchase price of the Initial Milestone Properties, to Grubb & Ellis Equity Advisors, LLC, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, our advisor. The closing of the Initial Milestone Properties is expected to occur during the second quarter of 2011; however, no assurance can be provided that we will be able to purchase the Initial Milestone Properties in the anticipated timeframe, or at all.

Additionally, we intend to finance the purchase of the Hudson, Cornwall and Burien properties through the assumption of the respective loans for the three properties and the remaining balances using funds raised through our initial public offering and/or other debt financing. We also anticipate paying an acquisition fee of approximately $1,025,000, or 2.75% of the aggregate purchase price of the Hudson, Cornwall and Burien properties, to Grubb & Ellis Equity Advisors, LLC. The closing of the Hudson, Cornwall and Burien properties are expected to occur during the second quarter of 2011 as well; however, no assurance can be provided that we will be able to purchase the properties in the anticipated timeframe, or at all.

The material terms of the Initial Milestone Purchase Agreements are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated April 20, 2011

10.2 Purchase and Sale Agreement by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated April 20, 2011

10.3 Purchase and Sale Agreement by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated April 20, 2011

10.4 Purchase and Sale Agreement by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated April 20, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

April 26, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated April 20, 2011
10.2	Purchase and Sale Agreement by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated April 20, 2011
10.3	Purchase and Sale Agreement by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated April 20, 2011
10.4	Purchase and Sale Agreement by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated April 20, 2011